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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-53484 of Abaxis, Inc. of our reports dated April 26, 2001 appearing in the Annual Report on Form 10-K of Abaxis, Inc. for the year ended March 31, 2001 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/  Deloitte & Touche LLP

San Jose, California
July 13, 2001.